SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OF 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 20, 2004

TS&B HOLDINGS INC.
Exact Name of Registrant Specified in Charter

Utah	333-74970	30-0123229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7380 Sand Lake Rd. Suite 500. Orlando, Florida 32819
(Address of Principal Executive Offices) (Zip Code)

(407)-649-8325
Registrant’s telephone number, including area code:
(Former Name or Former Address, if Changed Since Last Report)

Item 2.2. Financial Results

TS&B Holdings, Inc. issues press release on filing of Form 10K.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By: /s/ Charles Giannetto Corporate Secretary September 21, 2004

EXHIBIT INDEX

EXHIBIT	DESCRIPTION
99	Company issues press release on filing of Form 10K.